UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 8, 2017

Vuzix Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35955	04-3392453
(Commission File Number)	(IRS Employer Identification No.)

25 Hendrix Road, Suite A,

West Henrietta NY 14586

(Address of principal executive offices)(Zip Code)

(585) 359-5900

(Registrant’s telephone number, including area code)

Copies to:

Gregory Sichenzia, Esq.

Jeff Cahlon, Esq.

Sichenzia Ross Ference Kesner LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 8, 2017, Paul Boris was appointed chief operating officer of Vuzix Corporation (the “Company”). Mr. Boris, age 53, has been a director of the Company since June 2016. Mr. Boris has driven digital transformation within industrial operations for decades. In the mid-90's, Mr. Boris led the trend of deployment of technology within manufacturing as a senior consultant with one of the largest MES integration firms - concepts we now call the Industrial Internet of Things (IIoT). Mr. Boris was the dynamic force behind the Perfect Plant initiatives at SAP where he was Global Vice President, Enterprise Operations Management. He served as director as the National Association of Manufacturers (NAM), the US’s largest industrial trade association for just under 5 years to 2014. Mr. Boris was with GE from September 2014 to May 2017. As CIO of Advanced Manufacturing Strategy for GE, he focused on driving GE's innovative factory strategy to increase productivity and deliver asset and operations optimization and was most recently the Vice President of Manufacturing Industries for GE Digital at GE.

Mr. Boris will receive an annual base salary of $500,000, a restricted stock grant of 100,000 shares of common stock, vesting over four years, and 150,000 stock options vesting over four years.

Due to Nasdaq director independence requirements, Mr. Boris also resigned as director of the Company effective May 8, 2017, and will not stand for re-election as a director at the Company’s annual shareholder meeting to be held on June 13, 2017, notwithstanding being listed as a director nominee in the Company’s proxy statement. The Company intends to have Mr. Boris re-appointed to the board of directors in the near future once independence requirements can be met overall for the Company’s board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2017	VUZIX CORPORATION

	By:	/s/ Grant Russell
Grant Russell Chief Financial Officer